                                                                    Exhibit 10.8

                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

         This Third Amended and Restated Investor Rights Agreement (this "AGREEMENT"), dated as of March 9, 2000, is entered into by and among Sonus Networks, Inc., a Delaware corporation (the "COMPANY"), the persons and entities listed on the signature pages hereto under the heading "Purchasers" (individually, a "PURCHASER", and collectively, the "PURCHASERS") and Hassan Ahmed, Rubin Gruber, Michael G. Hluchyj and Kwok P. Wong (individually, a "FOUNDER", and collectively, the "FOUNDERS").

                                   BACKGROUND

         WHEREAS, on November 18, 1997, the Company, certain of the Purchasers (the "SERIES A PURCHASERS") and the Founders entered into an Investor Rights Agreement (the "ORIGINAL AGREEMENT") to provide for (i) the composition of the Board of Directors of the Company, (ii) certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933, and (iii) a right of first refusal with respect to the sale of any securities of the Company;

         WHEREAS, in connection with the purchase and sale of 3,144,287 shares of Series B Convertible Preferred Stock, $.01 par value per share, of the Company ("SERIES B PREFERRED STOCK"), by certain of the Purchasers (the "SERIES B PURCHASERS"), the Company and the Series B Purchasers entered into an Amended and Restated Investor Rights Agreement (the "RESTATED AGREEMENT");

         WHEREAS, in connection with the purchase and sale of 1,939,681 shares of Series C Convertible Preferred Stock, $.01 par value per share, of the Company ("SERIES C PREFERRED STOCK"), by certain of the Purchasers (the "SERIES C PURCHASERS"), the Company and the Series C Purchasers entered into a Second Amended and Restated Investor Rights Agreement (the "SECOND RESTATED AGREEMENT");

         WHEREAS, the Company and certain of the Purchasers (the "SERIES D PURCHASERS") have entered into a Series D Preferred Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"); and

         WHEREAS, in connection with the purchase and sale of up to 1,585,366 shares of Series D Convertible Preferred Stock, $.01 par value per share, of the Company ("SERIES D PREFERRED STOCK"), by the Series D Purchasers, pursuant to the Purchase Agreement, the parties hereto desire to amend and restate the Second Restated Agreement as provided herein (the terms of this Agreement to supersede the terms of the Second Restated Agreement in their entirety).

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and the consummation of the sale and purchase of the Series D Preferred Stock pursuant to the Purchase Agreement, and for other valuable

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                                      -2-


consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         As used in this Agreement, the following terms shall have the following respective meanings:

                  "COMMISSION" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "COMMON STOCK" means the common stock, $0.001 par value per share, of the Company.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "INITIAL PUBLIC OFFERING" means (i) when such term is used in connection with the Series A, Series B or Series C Preferred Stock, the sale of shares of Common Stock in a firm commitment underwritten public offering pursuant to a Registration Statement at a price to the public of at least $8.00 per share (adjusted for stock splits, stock dividends and similar events) resulting in proceeds (net of the underwriting discounts or commissions and offering expenses) to the Company of at least $10,000,000, and (ii) when such term is used in connection with the Series D Preferred Stock, the sale of shares of Common Stock in a firm commitment underwritten public offering pursuant to a Registration Statement at a price to the public of at least $19.68 per share (adjusted for stock splits, stock dividends and similar events) resulting in proceeds (net of the underwriting discounts or commissions and offering expenses) to the Company of at least $25,000,000.

                  "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock by the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                  "REGISTRATION EXPENSES" means the expenses described in
Section 4 of Article III below.

                  "REGISTRABLE SHARES" means (i) the shares of Common Stock issued or issuable upon conversion of the Shares, (ii) shares of Common Stock held from time to time by the Founders, (iii) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired

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                                       -3-


by the Purchasers pursuant to Article IV of this Agreement or pursuant to the Third Amended and Restated Right of First Refusal and Co-Sale Agreement, of even date herewith, among the Company, the Purchasers and the Founders, and (iv) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); PROVIDED, HOWEVER, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (a) upon any sale of such shares pursuant to a Registration Statement or Rule 144 under the Securities Act, (b) upon any sale of such shares in any manner to a person or entity which, by virtue of Section 2 of Article V of this Agreement, is not entitled to the rights provided by this Agreement, or (c) for purposes of Section 2 of Article III hereof, with respect to any one or more applicable series of the Company's Preferred Stock, following the third anniversary of the Initial Public Offering. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "SERIES A PREFERRED STOCK" means the Series A Convertible Preferred Stock of the Company, $.01 par value per share.

                  "SERIES B PREFERRED STOCK" means the Series B Convertible Preferred Stock of the Company, $.01 par value per share.

                  "SERIES C PREFERRED STOCK" means the Series C Convertible Preferred Stock of the Company, $.01 par value per share.

                  "SERIES D PREFERRED STOCK" means the Series D Convertible Preferred Stock of the Company, $.01 par value per share.

                  "SHARES" means the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock.

                  "STOCKHOLDERS" means the Purchasers, the Founders and any persons or entities to whom the rights granted to Purchasers or Founders under this Agreement are transferred by a Purchaser or Founder, its successors or permitted assigns pursuant to Section 2 of Article V below.

                                   ARTICLE II
                                  VOTING RIGHTS

         1. VOTING OF SHARES. In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall

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                                       -4-


vote or cause to be voted all Voting Shares (as defined in Section 2 of Article II below) owned by him, her or it, or over which he, she or it has voting control, and otherwise use his, her or its respective best efforts, so as to fix the number of directors at seven and to elect as directors (i) the Chief Executive Officer of the Company (initially Hassan Ahmed), (ii) a designee of the Company (initially Rubin Gruber), (iii) one representative designated by North Bridge Venture Partners II, L.P. (initially Edward T. Anderson), (iv) one representative designated by Matrix Partners IV, L.P. (initially Paul J. Ferri),
(v) one person mutually agreed upon by all of the other members of the Board of Directors (initially Paul J. Severino), and (vi) two persons selected by the majority vote of the other members of the Board of Directors. The obligation of the Stockholders under this Section 1 to elect as a director (a) a designee of North Bridge Venture Partners II, L.P. shall continue only for so long as North Bridge Venture Partners II, L.P. (together with any affiliates, within the meaning of Rule 144 under the Securities Act) owns, after giving effect to the conversion of all convertible preferred stock into Common Stock, at least 2,000,000 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) and (b) a designee of Matrix Partners IV, L.P. shall continue only for so long as Matrix Partners IV, L.P. (together with any affiliates, within the meaning of Rule 144 under the Securities Act) owns, after giving effect to the conversion of all convertible preferred stock into Common Stock, at least 2,000,000 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares).

         2. VOTING SHARES. "VOTING SHARES" shall mean and include any and all shares of the Common Stock, Shares, and/or shares of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default).

         3. RESTRICTIVE LEGEND. All certificates representing Voting Shares owned or hereafter acquired by the Stockholders or any transferee bound by this Agreement shall have affixed thereto a legend substantially in the following form:

         "The shares of stock represented by this certificate are subject to certain voting agreements as set forth in an Investor Rights Agreement by and among the registered owner of this certificate, the Company and certain other stockholders of the Company, a copy of which is available for inspection at the offices of the Secretary of the Company."

         4. TRANSFERS OF VOTING RIGHTS. Any transferee to whom Voting Shares are transferred by a Stockholder, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder.

                                   ARTICLE III
                               REGISTRATION RIGHTS

         1.       REQUIRED REGISTRATIONS.

                  (a) At any time after the earlier of November 18, 2000 or the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement, Stockholders (other than the Founders) holding in the aggregate at least 35% of the Registrable Shares held by the Stockholders (other than the Founders) may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholders having an aggregate offering price of at least $5,000,000 (based on the market price or fair value at the time of such request). If the Stockholders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form) of all Registrable Shares which the Company has been requested to so register.

                  (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate offering price of at least $1,000,000 (based on the public market price at the time of such request). Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or such successor form) of all Registrable Shares which the Company has been requested to so register.

                  (c) The Company shall not be required to effect more than two registrations pursuant to paragraph (a) above or more than three registrations pursuant to paragraph (b) above; PROVIDED, HOWEVER, that such obligation shall be deemed satisfied only when a registration statement covering the applicable Registrable Shares shall have (i) become effective or (ii) been withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested).

                  (d) If at the time of any request to register Registrable Shares pursuant to this Section 1, the Company is engaged or has plans to engage within 90 days of the time of the request in a registered public offering of securities for its own account or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of three months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

         2.       INCIDENTAL REGISTRATIONS.

                  (a) Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders, given within 10 business days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its reasonable best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register, to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; PROVIDED, HOWEVER, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to any Stockholder.

                  (b) In connection with any registration under this Section 2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter it is desirable because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; PROVIDED, HOWEVER, that no persons or entities other than the Company, the Stockholders and other persons or entities holding registration rights shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

         3. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

                  (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective;

                  (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 180 days after the effective date thereof;

                  (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

                  (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholder to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; PROVIDED, HOWEVER, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

         If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholder shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide each selling Stockholder with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholder shall be free to resume making offers of the Registrable Shares.

         Notwithstanding the foregoing, each selling Stockholder shall cease making offers or sales pursuant to a "shelf" Registration Statement during any period (not to exceed 90 days) in which the Company determines, by notice to each selling Stockholder, that it is in possession of material non-public information that, for valid business reasons, it wishes to keep confidential.

         If, after a registration statement becomes effective, the Company becomes engaged in any activity which, in the good faith determination of the Company's Board of Directors, involves information that would have to be disclosed in the Registration Statement but which the Company desires to keep confidential for valid business reasons, then the Company may at its option, by notice to such Stockholders, require that the Stockholders who have included Shares in such Registration Statement cease sales of such Shares under such Registration Statement for a period not in excess of three months from the date of such notice, such right to be exercised by the Company not more than once in any 12-month period. If, in connection therewith, the Company considers it appropriate for such Registration Statement to be amended, the Company shall so amend such Registration Statement as promptly as practicable and such Stockholders shall suspend any further sales of their Shares until the Company advises them that such Registration Statement has been amended. The time periods referred to herein during which such Registration Statement must be kept effective shall be extended for an additional number of days equal to the number of days during which the right to sell shares was suspended pursuant to this paragraph.

         4. ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section 4, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with Article III, Section 1, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of one counsel for the Company to represent the selling Stockholder(s), state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel.

         5.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to a seller, underwriter or controlling person to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

                  (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of each such Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Stockholder of Registrable Shares sold in connection with such registration.

                  (c) Each party entitled to indemnification under this Article III, Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, PROVIDED FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article III, Section 5, unless and except to the extent that the Indemnifying Party is prejudiced by the failure of the Indemnified Party to provide timely notice. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Article III, Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Article III, Section 5 provides for indemnification in such case, or
(ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Article III, Section 5; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the net proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

         6. INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Article III, Section 1, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

         7. INFORMATION BY HOLDER. Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         8. "STAND-OFF" AGREEMENT. Each Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement; PROVIDED, that:

                  (a) with respect to the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, such agreement shall only apply to the first Registration Statement covering Common Stock to be sold by or on behalf of the Company to the public in an underwritten offering;

                  (b) with respect to the holders of Series D Preferred Stock, such agreement shall only apply to the first Registration Statement covering Common Stock to be sold by or on behalf of the Company to the public in an underwritten public offering, PROVIDED, HOWEVER, that if all officers, directors and holders of 5% or more of the outstanding Common Stock of the Company (on an as-converted basis) shall enter into such an agreement with respect to the second Registration Statement covering Common Stock to be sold by or on behalf of the Company to the public in an underwritten public offering, the holders of the Series D Preferred Stock shall enter into a similar agreement as such other holders; and

                  (c) subject to Section 8(b), all officers and directors of the Company and all selling stockholders in such offering enter into agreements similar to the agreements of holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

         9. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. The Company shall not, without the prior written consent of Purchasers holding 66 2/3% of the Registrable Shares held by all Purchasers, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include securities of the Company in any Registration Statement upon terms which are more favorable to such holder or prospective holder than the terms on which holders of Registrable Shares may include shares in such registration, or (b) to make a demand registration which could result in such registration statement being declared effective prior to November 18, 2000.

         10. RULE 144 REQUIREMENTS. After the earliest of (a) the closing of the sale of securities of the Company pursuant to a Registration Statement, (b) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (c) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

                  (i) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

                  (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (iii) furnish to any holder of Registrable Shares upon request
(A) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

                                   ARTICLE IV
                             RIGHT OF FIRST REFUSAL

         1.       RIGHT OF FIRST REFUSAL

                  (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange,
(i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "OFFERED SECURITIES"), unless in each such case the Company shall have first complied with Article IV of this Agreement. The Company shall deliver to each Purchaser and Founder a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "OFFER"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities, if known, to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with such Purchaser or Founder (A) such portion of the Offered Securities as is equal to (1) 75% of the Offered Securities multiplied by (2) a fraction the numerator of which is the aggregate number of shares of Common Stock issued or issuable upon conversion of the Shares held by such Purchaser or Founder and the denominator of which is the total number of shares of Common Stock issued or issuable upon conversion of the Shares held by all Purchasers and Founders as a group (the "BASIC AMOUNT"), and (B) such additional portion of the Offered Securities as such Purchaser or Founder shall indicate it will purchase or acquire should the other Purchasers and Founders subscribe for less than their Basic Amounts (the "UNDERSUBSCRIPTION AMOUNT"). Each Purchaser or Founder shall have the right, for a period of 20 days following delivery of the Offer, to purchase or acquire, at the price and upon the other terms specified in the Offer, the number or amount of Offered Securities described above. The Offer by its terms shall remain open and irrevocable for such 20-day period.

                  (b) To accept an Offer, in whole or in part, a Purchaser or Founder must deliver a written notice to the Company prior to the end of the 20-day period of the Offer, setting forth the portion of such Purchaser's Basic Amount that such Purchaser or Founder elects to purchase and, if such Purchaser or Founder shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Purchaser or Founder elects to purchase (the "NOTICE OF ACCEPTANCE"). If the Basic Amounts subscribed for by all Purchasers and Founders are less than the total Basic Amounts, then each Purchaser or Founder who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; PROVIDED, HOWEVER, that should the Undersubscription Amounts subscribed for exceed the difference between the total Basic Amounts and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Purchaser or Founder who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Purchaser or Founder bears to the total Undersubscription Amounts subscribed for by all Purchasers and Founders, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

                  (c) In the event that Notice of Acceptances are not given by Purchasers and Founders in respect of all the Offered Securities, the Company shall have 90 days from the expiration of the 20-day period set forth in Article IV, Section 1(a) to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Purchasers and Founders (the "REFUSED SECURITIES"), but only to the offerees or purchasers described in the Offer and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

                  (d) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Article IV, Section 1(c)), then each Purchaser or Founder may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Purchaser or Founder elected to purchase pursuant to Article IV, Section 1(b) multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Purchasers and Founders pursuant to Article IV, Section 1(b) prior to such reduction) and (ii) the denominator of which shall be the amount of all Offered Securities. In the event that a Purchaser or Founder so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Purchasers and Founders in accordance with Article IV, Section 1(a).

                  (e) Upon the closing of the issuance, sale or exchange of all or less than all the Refused Securities, the Purchasers and Founders shall acquire from the Company, and the Company shall issue to the Purchasers and Founders, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Article IV, Section 1(d) if the Purchasers and Founders have so elected, upon the terms and conditions specified in the Offer. The purchase by the Purchasers and Founders of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers and Founders of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Purchasers and Founders and the Company.

                  (f) Any Offered Securities not acquired by the Purchasers and Founders or other persons in accordance with Article IV, Section 1(c) may not be issued, sold or exchanged until they are again offered to the Purchasers and Founders under the procedures specified in this Article.

         2. EXCLUDED ISSUANCES. The rights of the Purchasers and Founders under this Article IV shall not apply to:

                  (a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

                  (b) the issuance of any shares of Common Stock upon conversion of outstanding shares of convertible preferred stock;

                  (c) up to 16,250,000 shares of Common Stock, either issued in the form of restricted stock awards or options exercisable for Common Stock (subject to appropriate adjustment for stock split, stock dividends, combinations and other similar recapitalizations affecting such shares), plus such additional number of shares as may be approved by both the Board of Directors of the Company and a majority of the non-employee directors of the Company, issued or issuable to officers, directors, consultants and employees of the Company or any subsidiary pursuant to any plan, agreement or arrangement approved by the Board of Directors of the Company;

                  (d) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity; or

                  (e) shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act.

                                    ARTICLE V
                                     GENERAL

         1. TERMINATION. Article II and Article IV of this Agreement shall terminate in their entirety with respect to any one or more applicable series of the Company's Preferred Stock upon the earlier of (a) an Acquisition (as defined below), or (b) the closing of an Initial Public Offering, or (c) the redemption of all Shares. An "ACQUISITION" shall mean any (i) merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than a majority of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (ii) sale of all or substantially all the assets of the Company or (iii) sale of shares of capital stock of the Company, in a single transaction or series of related transactions, representing at least 80% of the voting power of the voting securities of the Company.

         2.       TRANSFER OF RIGHTS.

         (a) This Agreement, and the rights and obligations of a Series A Purchaser hereunder, may be assigned by such Series A Purchaser to any person or entity to which at least 355,000 Shares, as adjusted for stock splits, stock dividends, recapitalizations and similar events (or 100% of the Shares originally purchased by such Purchaser under the Series A Preferred Stock Purchase Agreement of November 18, 1997, if less than 355,000 Shares), are transferred by such Purchaser, and such transferee shall be deemed an "Series A Purchaser" for purposes of this Agreement; PROVIDED that the transferee provides written notice of such assignment to the Company and agrees to be bound by the terms and conditions set forth herein.

         (b) This Agreement, and the rights and obligations of a Series B Purchaser hereunder, may be assigned by such Series B Purchaser to any person or entity to which at least 157,214 Shares, as adjusted for stock splits, stock dividends, recapitalizations and similar events (or 100% of the Shares originally purchased by such Series B Purchaser under the Series B Preferred Stock Purchase Agreement of September 23, 1998, if less than 157,214 Shares), are transferred by such Series B Purchaser, and such transferee shall be deemed an "Series B Purchaser" for purposes of this Agreement; PROVIDED that the transferee provides written notice of such assignment to the Company and agrees to be bound by the terms and conditions set forth herein.

         (c) This Agreement, and the rights and obligations of a Series C Purchaser hereunder, may be assigned by such Series C Purchaser to any person or entity to which at least 107,563 Shares, as adjusted for stock splits, stock dividends, recapitalizations and similar events (or 100% of the Shares originally purchased by such Series C Purchaser under the Series C Preferred Stock Purchase Agreement of September 10, 1999, if less than 107,563 Shares), are transferred by such Series C Purchaser, and such transferee shall be deemed an "Series C Purchaser" for purposes of this Agreement; PROVIDED that the transferee provides written notice of such assignment to the Company and agrees to be bound by the terms and conditions set forth herein.

         (d) This Agreement, and the rights and obligations of a Series D Purchaser hereunder, may be assigned by such Series D Purchaser to any affiliate of or fund managed by such Series D Purchaser without restriction or to any person or entity to which at least 237,805 Shares, as adjusted for stock splits, stock dividends, recapitalizations and similar events (or 100% of the Shares originally purchased by such Series D Purchaser under the Purchase Agreement, if less than 237,805 Shares), are transferred by such Series D Purchaser, and such transferee shall be deemed a "Series D Purchaser" for purposes of this Agreement; PROVIDED that the transferee provides written notice of such assignment to the Company and agrees to be bound by the terms and conditions set forth herein.

         3. SEVERABILITY. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

         4. SPECIFIC PERFORMANCE. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Purchasers and the Founders shall be entitled to specific performance of the agreements and obligations of the other parties hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

         5. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

         6. NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

         If to the Company, at Sonus Networks, Inc., 5 Carlisle Road, Westford, MA 01886, Attn: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Bingham Dana LLP, Boston, MA 02110, Attn: David L. Engel, Esq.;

         If to a Purchaser, at its address as set forth the signature pages hereto, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser, with a copy to Gibson, Dunn & Crutcher LLP, Attn: Peter Heilmann, Esq.; or

         If to a Founder, at his address as set forth on the signature page hereto, or at such other address or addresses as may have been furnished by such Founder to the Company and the Purchasers.

         Notices provided in accordance with this Article V, Section 6 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service, or five business days after deposit in the mail.

         7.       COMPLETE AGREEMENT; AMENDMENTS.

                  (a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof and supercedes the Original Agreement, the Restated Agreement and the Second Restated Agreement in their entirety.

                  (b) This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) at any time by a written instrument signed by the Company, Purchasers holding at least 66 2/3% of the shares of Common Stock issued or issuable upon conversion of the Shares, and, with respect to any amendment to Article II, Founders holding a majority, by voting power, of the shares of capital stock of the Company held by Founders then employed by the Company, provided that no consent shall be required for an amendment pursuant to Section 11 below. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         8. PRONOUNS. Whenever the content may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one Agreement binding on all the parties hereto.

         10. CAPTIONS. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Agreement.

         11. ADDITION OF PURCHASERS. Each purchaser of Series A Preferred Stock of the Company under the Series A Preferred Stock Purchase Agreement of November 18, 1997 shall become a party to and a Series A Purchaser under this Agreement upon its execution of a counterpart signature page to this Agreement. Each purchaser of Series B Preferred Stock of the Company under the Series B Preferred Stock Purchase Agreement of September 23, 1998 shall become a party to and a Series B Purchaser under this Agreement upon its execution of a counterpart signature page to this Agreement. Each purchaser of Series C Preferred Stock of the Company under the Series C Preferred Stock Purchase Agreement of September 10, 1999 shall become a party to and a Series C Purchaser under this Agreement upon its execution of a counterpart signature page to this Agreement. Each purchaser of Series D Preferred Stock of the Company under the Purchase Agreement shall become a party to and a Series D Purchaser under this Agreement upon the closing of its purchase of Series D Preferred Stock thereunder and its execution of a counterpart signature page to this Agreement.

         IN WITNESS WHEREOF, this Agreement has been executed as an instrument under seal as of the date first above written.

         COMPANY

         Sonus Networks, Inc.

         By:      /s/ Hassan Ahmed
                  --------------------------------
                  Hassan Ahmed
                  President

         FOUNDERS:

         /s/ Rubin Gruber
         ---------------------------------
         Rubin Gruber
         709 Sudbury Road
         Concord, MA 01742

         /s/ Michael G. Hluchyj
         ---------------------------------
         Michael G. Hluchyj
         27 Jackson Road
         Wellesley, MA 02181

         /s/ Kwok P. Wong
         ---------------------------------
         Kwok P. Wong
         22 Thoreau Road
         Lexington, MA 02173

         /s/ Hassan Ahmed
         ---------------------------------
         Hassan Ahmed
         3 Andover Country Club Lane
         North Andover, MA 01810

         PURCHASERS:

         BroadBand Office, Inc.
         2900 Telestar Court
         Falls Church, VA  22042

              By: /s/ Johnson Agogbua
                  -------------------------------------
                  Name: Johnson Agogbua
                  Title: Vice President, Engineering

         Credit Suisse First Boston Venture Fund I, L.P.
         2400 Hanover Street
         Palo Alto, CA

         By:      QBB Management I, LLC, its General Partner

              By: /s/ Frank Quattrone
                 -----------------------------------
                  Name: Frank Quattrone
                  Title:  Member

         Time Warner Telecom Inc.
         10475 Park Meadows Drive
         Suite 4400
         Littleton, CO  80124

              By: /s/ Paul B. Jones
                  -----------------------------------
                  Name: Paul B. Jones
                  Title: Senior Vice President
                         General Counsel & Regulatory Policy

         ICI Capital LLC
         3625 Queen Palm Drive
         Tampa, FL  33611

              By: /s/ Raymond L. Lawless
                 -------------------------------------
                  Name: Raymond L. Lawless
                  Title: Vice President and Treasurer

         Williams Communications, Inc.
         One Williams Center
         Tulsa, OK  74172

              By: /s/ Dell B. [ILLEGIBLE]
                  -----------------------------------
                  Name:
                  Title:

         Global Crossing Ventures, Inc.
         141 Caspian Court
         Sunnyvale, CA 94089

              By: /s/ Michael Cohen
                 --------------------------------------
                  Name:
                  Title:

         Z-Tel Technologies, Inc.
         601 S. Harbour Island Blvd.
         Suite 220
         Tampa, FL  33602

              By: /s/ Eduard J. Mayer
                 --------------------------------------
                  Name: Eduard J. Mayer
                  Title: President

         Tailwind Capital Partners 2000, L.P.
         c/o Thomas Weisel Partners
         One Montgomery Street, Suite 3700
         San Francisco, CA  94104

         By:  Thomas Weisel Capital Partners LLC,
              its General Partner

              By: /s/ Marianne Winkler
                 ---------------------------------------
                  Name: Marianne Winkler
                  Title: CFO

         Hambrecht & Quist California
         One Bush Street
         San Francisco, CA 94104

              By: /s/ Thomas Szymoniak
                 ----------------------------------------
                  Name: Thomas Szymoniak
                  Title: Attorney-in-Fact

         Hambrecht & Quist California
         One Bush Street
         San Francisco, CA 94104

              By: /s/ Thomas Szymoniak
                  ----------------------------------------
                  Name: Thomas Szymoniak
                  Title: Attorney-in-Fact

         H&Q Employee Venture Fund 2000, L.P.
         One Bush Street
         San Francisco, CA 94104

         By:  H&Q Venture Management LLC, its General Partner

              By: /s/ Thomas Szymoniak
                  -----------------------------------------
                  Name: Thomas Szymoniak
                  Title: Attorney-in-Fact

         Access Technology Partners, L.P.
         One Bush Street
         San Francisco, CA 94104


         By:  Access Technology Management LLC, its General Partner

              By: /s/ Thomas Szymoniak
                  ------------------------------------------
                  Name: Thomas Szymoniak
                  Title: Attorney-in-Fact

         Access Technology Partners Brokers Fund, L.P.
         One Bush Street
         San Francisco, CA 94104

         By:  H&Q Venture Management, LLC, its General Partner

              By: /s/ Thomas Szymoniak
                  ------------------------------------------
                  Name: Thomas Szymoniak
                  Title: Attorney-in-Fact

         Viatel, Inc.
         685 Third Avenue,
         New York, NY 10017

              By: /s/ Sheldon M. Goldman
                 -------------------------------------
                  Name: Sheldon M. Goldman
                  Title: EVP

         VYTL, LLC
         685 Third Avenue,
         New York, NY 10017

              By: /s/ Sheldon M. Goldman
                 -------------------------------------
                  Name: Sheldon M. Goldman
                  Title:

         Eagle Teleprograms, Inc.
         60 East 56th Street
         New York, NY 10022

              By: /s/ Kent Srikanth Chargundla
                 -------------------------------------
                  Name: Kent Srikanth Chargundla
                  Title: Chairman

         U.S. Bancorp Piper Jaffray ECM Fund I, LLC
         22 South Ninth Street
         Minneapolis, MN 55402

              By: /s/ John Jacobs
                 -------------------------------------
                  Name: John Jacobs
                  Title: Managing Member

              GD&C Partners 2000 Fund, LLC
              333 South Grand Avenue
              Los Angeles, CA 90071

                   By: /s/ [ILLEGIBLE]
                      --------------------------------
                       Name:
                       Its:  Manager

         River Partners I
         c/o Tim Walsh
         1221 Avenue of the Americas
         New York, NY  10020

              By: /s/ Tim Walsh
                  ------------------------------------
                  Name: Tim Walsh
                  Title: Managing Director


         Carrier 1
         ____________________
         ____________________
         ____________________

              By:
                  ------------------------------------
                  Name:
                  Title:

         Whitman Partners, L.P.
         ____________________
         ____________________

              By: /s/ [ILLEGIBLE]
                  ------------------------------------
                  Name:
                  Title: Manager

SERIES A PURCHASERS, SERIES B PURCHASERS AND SERIES C PURCHASERS:

North Bridge Venture Partners II, L.P.                  North Bridge Venture Partners III, L.P.
950 Winter Street, Suite 4600                           950 Winter Street, Suite 4600
Waltham, MA  02451                                      Waltham, MA  02451

By:   North Bridge Venture Management II, L.P.,         By:   North Bridge Venture Management III, L.P.,
      its General Partner                                     its General Partner

By:   /s/ Edward T. Anderson                            By:   /s/ Edward T. Anderson
      ------------------------------------                    -----------------------------------
      Edward T. Anderson                                      Edward T. Anderson
      General Partner                                         General Partner

Matrix Partners V, L.P.                                 Matrix V Entrepreneurs Fund, L.P.
Bay Colony Corporate Center                             Bay Colony Corporate Center
1000 Winter Street, Suite 4500                          1000 Winter Street, Suite 4500
Waltham, MA  02154                                      Waltham, MA  02154

By:      Matrix V Management Co., LLC,                  By:   Matrix V Management Co., LLC,
         its General Partner                                  its General Partner

By:   /s/ Paul J. Ferri                                 By:   /s/ Paul J. Ferri
      -------------------------------------                   ------------------------------------
      Name:                                                   Name:
      Title:                                                  Title:

Charles River Partnership VIII,                         Charles River VIII-A LLC
A Limited Partnership                                   1000 Winter Street, Suite 3300
1000 Winter Street, Suite 3300                          Waltham, MA  02154
Waltham, MA  02154

By:   Charles River VIII GP Limited Partnership,        By:   Charles River Friends VII, Inc.,
      its General Partner                                     its Manager

By:   /s/ Richard M. Burnes                             By:   /s/ Richard M. Burns
      -------------------------------------                   -------------------------------------
      Richard M. Burnes                                       Name:
      General Partner                                         Title:

Bedrock Capital Partners I, L.P.
c/o Volpe Brown Whelan & Company LLC
One Boston Place
Suite 3310
Boston, MA 02108

By:      Bedrock General Partner I, LLC, General Partner

     By: /s/ J.M. [ILLEGIBLE]
         ----------------------------------
         Name:
         Title:

VBW Employee Bedrock Fund, L.P.
c/o Volpe Brown Whelan & Company LLC
One Boston Place
Suite 3310
Boston, MA 02108

By:      Bedrock General Partner I, LLC, General Partner

     By: /s/ J.M. [ILLEGIBLE]
         -----------------------------------
         Name:
         Title:

Credit Suisse First Boston Bedrock Fund, L.P.
c/o Volpe Brown Whelan & Company LLC
One Boston Place
Suite 3310
Boston, MA  02108

By:      Bedrock General Partner I, L.P.
Title:   Attorney-in-Fact

     By: /s/ J.M. [ILLEGIBLE]
         ------------------------------------
         Name:
         Title: